BRIDGE NOTE CONVERSION AGREEMENT


          This Budge Note Conversion Agreement (the "Agreement") is entered into as of ________ 1998 between BALTIA AIR LINES, INC., a New York corporation ("COMPANY") and___________ ("HOLDER") (collectively the "PARTIES"), with reference to the following:

                               WITNESSETH

          WHEREAS, the HOLDER has loaned funds to the COMPANY pursuant to a certain Bridge Loan Agreement THE "Loan Agreement") between the COMPANY and the HOLDER, dated _________, 1998;

          WHEREAS, the COMPANY and the HOLDER desire to modify the Loan Agreement to provide for that the underlying note of the Loan Agreement be converted into preferred stock equity ("Preferred Shares") in the COMPANY;

          NOW THEREFORE, in consideration for the following terms, promises, covenants and/or warranties, and for good and other valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the PARTIES hereto agree as follows:

1.         Note Conversion. The HOLDER hereby surrenders the underlying note issued to the HOLDER by the COMPANY as and for consideration pursuant to the Loan Agreement. The COMPANY hereby issues Preferred Shares to the HOLDER:

     The HOLDER is due and owing the sum of _______Dollars (____) pursuant to the underlying note of the Loan Agreement. The COMPANY hereby issues _________Preferred Shares to HOLDER as consideration for HOLDER converting the note under the Loan Agreement. The basis of this note conversion formula is 10,000 Preferred Shares for each $100,000.00 note pursuant to the Loan Agreement.

     The Preferred Shares shall carry a ten (10%) percent coupon payable concurrently with redemption or conversion and shall be converted in accordance with the terms herein this agreement, unless earlier redeemed by the COMPANY. The HOLDER hereby tenders the original note to the COMPANY and relinquishes all rights, title and interest in and to the collective terms of the Loan Agreement and the underlying note.

 2. Warrant Conversion. The HOLDER hereby surrenders the warrants issued by the
COMPANY as and for consideration of the underlying note to the COMPANY pursuant to the Loan Agreement (the "Bridge Warrants"). The COMPANY hereby issues to the HOLDER Warrants identical to those offered in the Registration Statement and promises to use its best efforts to register the HOLDER as a selling securityholder contemporaneously with the Registration Statement.

     The HOLDER is the holder in due course of _________ Bridge Warrants pursuant to the underlying note of the Loan Agreement. The COMPANY hereby issues __________ Warrants to HOLDER as consideration for HOLDER surrendering the Bridge Warrants. The basis of this warrant conversion formula is one (1) Warrant will be issued for every one (1) Bridge Warrant surrendered.

        The HOLDER consents and agrees to a lock up by the underwriter of the Warrants hereby exchanged, and the underlying shares of common stock, for a period of twelve (12) months commencing from the date of effectiveness of the Registration Statement. The lock up period restriction may only be removed with the express written consent of the underwriter. The HOLDER acknowledges that the underwriter defined herein is Hornblower & Weeks, Inc. and that no other entity, member firm or underwriter may issue consent to remove the lock up restriction other than Hornblower & Weeks, Inc. The HOLDER hereby tenders the original Bridge Warrant certificate to the COMPANY and relinquishes all rights, title and interest in and to the terms of the Bridge Warrant.

3. Conversion Rights. The Preferred Shares carry a (10%) percent coupon payable concurrently with redemption or conversion. Ninety (90) days afer the initial public offering of the COMPANY'S common stock in accordance with the Registration Statement, each Preferred Shares shall be converted by the HOLDER for three (3) shares of the COMPANY's unregistered common stock which are not part of the Registration Statement, unless redeemed earlier by the COMPANY at $12.00 per share on twenty days written notice. The shares of common stock shall be subject to any or all lock up provisions pursuant to SEC Rule 144, as amended and/or modified.

4. Registration. The HOLDER hereby acknowledges that it is aware of all risks involved of this investment and further acknowledges that the investment is not liquid and may not be liquid for an extended period of time, if at all. The PARTIES consent to the use of the Registration Statement in connection with the sale of the HOLDER's Warrants and the same is incorporated by reference into the Agreement.

5. Representation and Warranties of COMPANY. The COMPANY hereby represents and warrants to HOLDER as follows:

     a. Organization. The COMPANY (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of New York; (ii) is duly qualified and licensed to do business in each jurisdiction in which it operates and has all requisite power and authority to carry on it business as stated in the Registration Statement, to own and hold its properties and assets, and (iv) to enter into and perform this Agreement and to issue and carry out the provisions of this Agreement.

     b. Authorization. The execution, performance and delivery by the COMPANY of this Agreement, the Warrants and Preferred Shares have been duly and validly authorized by the COMPANY's Board of Directors and by Written Consent of a majority of the Shareholders. No further authorization or approval of the COMPANY's shareholders is required in connection therewith. This Agreement shall constitute legal, valid and binding obligations of the COMPANY and each is enforceable against the COMPANY in accordance with its respective terms, except as such enforcement may be limited by bankruptcy, insolvency and other similar laws affecting the enforcement of creditors' rights generally.

     c. No Conflict. The execution, delivery and performance by the COMPANY of this Agreement and the issuance of the Preferred Shares and Warrants; (i) will not conflict with, result in a breach or constitute a default under any contract, agreement, indenture or credit agreement, deed of trust, mortgage, lease, security agreement, lock up agreement, or other arrangement to which the COMPANY is a party by which the COMPANY or any of its properties or assets is bound or affected; (ii) will not cause the COMPANY to violate or contravene any provision of its Articles of Incorporation or Bylaws; or (iii) require any authorization, consent, approval, permit, exemption or other action by or notice to any court or administrative or governmental body pursuant to its Articles of Incorporation, Bylaw; or any law, statute, rule or regulation to which the COMPANY is subject or any agreement or, instrument, order, judgment, or decree to which the COMPANY is subject; provided, however; that certain securities authorities, governmental agencies and/or regulatory authorities, including, but not limited to the SEC, the NASD, NASDAQ Market System, state securities commissioners, etc., may opine as to the validity of this Agreement, or any term herein, and the PARTIES agree to be bound by such determination.

     d. Patents, Trademarks, and Other Intangible Rights. The COMPANY has good title (without known misappropriation) to all inventions (whether patentable or not), patents, trademarks, copyrights, trade names, proprietary information, processes, designs, trade secrets, computer programs, source codes, modules, and technical materials (collectively, the "Trade Secrets"), or adequate licenses and rights to use the Trade Secrets of others on terms deemed favorable by the COMPANY, that are necessary for the successful conduct of the business of the COMPANY, and are free of any claim by an officer,
director, employee or other person.   The COMPANY's business is being
carried on without known conflicts or infringements with the Trade Secrets of others; and the COMPANY has taken reasonable security measures to protect the secrecy, value and confidentiality of its Trade Secrets, and any former or current employees who have worked on, developed or contributed to the development of such Trade Secrets have been informed that such Trade Secrets are proprietary. The COMPANY knows of no reason why any Trade Secrets of the COMPANY which are eligible for patent, copyright or trademark protection cannot be patented, copyrighted or trademarked. No shareholder or employee is under any restriction, whether contractual or by virtue of previous employment or otherwise, that would prevent him from performing his duties for the COMPANY or prevent the COMPANY from using the Trade Secrets

     e. Litigation. There are no (i) actions, proceedings or investigations pending or threatened to the COMPANY's knowledge, or any verdicts or judgments entered against the COMPANY, its officers or directors or shareholders before any court or any administrative agency that might result in any material adverse change in the business, properties or condition, financial or otherwise, of the COMPANY and the COMPANY has received no correspondence or communication with respect to any possible violation or investigation of the same, except as provided in the Registration Statement.

     f. Material Facts Disclosed. There are no material facts relating to the COMPANY not fully disclosed to HOLDER by the Registration Statement. No representation, covenant or warranty made by the COMPANY herein, or with the transaction contemplated hereby, contains or will contain any untrue statement of fact, or omits to state a material fact necessary to make the statement not misleading.

7. Representations and Warranties and Agreements of HOLDER. HOLDER hereby represents and warrants to COMPANY as follows:

     a. Knowledge and Experience. HOLDER has sufficient knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of investments generally and investment in the COMPANY in particular and HOLDER IS ABLE TO BEAR THE ECONOMIC RISK OF THIS TRANSACTION WITH THE UNDERSTANDING THAT IT CAN LOSE ITS ENTIRE INVESTMENT HEREIN WITHOUT PRODUCING A MATERIAL ADVERSE CHANGE IN HOLDER'S FINANCIAL CONDITION.

     b. Transferability Restrictions. No Share may be transferred or sold, unless such transfer or sale is registered pursuant to the Securities Act of 1933 (the "Act") and or registered or qualified pursuant to applicable securities laws or exemptions from such registrations or qualifications, without prior written consent of the COMPANY which consent may require an opinion of legal counsel ( with concurrence by COMPANY's legal counsel) to the effect that the proposed transfer is exempt from the registration provisions of the Act and from the registration or qualification provisions of any applicable securities law.

     c. No Public Market. HOLDER is aware that there is currently no public market for the Shares and that HOLDER may not be able to readily liquidate HOLDER'S investment herein.

8. Affirmative Covenants of the COMPANY. The COMPANY makes the following affirmative covenants to HOLDER, upon which HOLDER is relying in entering into this Agreement and which, unless otherwise indicated, shall survive until the COMPANY's initial public offering.

     a. Records. The COMPANY shall, at all times, keep proper books and records and accounts in which full, true and correct entries shall be made of its transactions in accordance with generally accepted accounting principles, consistently applied; and set aside on its books from its earnings for each fiscal year, all proper reserves, including reserves for each year's depreciation, depletion, obsolescence and amortization of its properties in connection with the COMPANY's business.

     b. Taxes. The COMPANY shall pay and discharge promptly as they become due and payable all taxes, assessments and other governmental charges or levies imposed upon it or its income or upon any or its property, real, personal or mixed, or upon any part thereof, as well as all material claims of any kind (including claims for labor, materials and supplies) which if unpaid might by law become a lien or charge upon, its property; provided, however, that it shall not be required to pay any such tax, assessment, charge, levy or claim if the amount, applicability or validity thereof shall concurrently be contested in good faith by appropriate proceedings or other appropriate actions promptly initiated and diligently conducted.

     c. Existence. The COMPANY shall do, or cause to be done, all things necessary to preserve and keep in full force and effect its corporate existence.

     d. Properties. The COMPANY shall maintain and keep its properties in good repair, working order and condition, ordinary wear and tear excepted, and from time to time make all necessary and proper repairs, renewals and replacements and preserve all licenses, contracts and rights as in its judgment may be necessary so that the business carried on in connection therewith may be proper and advantageously conducted at all times; provided, however, that nothing in this Section shall prevent the COMPANY from selling, abandoning or otherwise disposing of any property that is not material to its business or property (including any lease of property) if, in its judgment, the same is no longer useful in the business.

     e. Compliance with Laws. The COMPANY shall comply in all material respect with all applicable statutes rules, regulations and orders of, and all applicable restrictions imposed by, all governmental authorities related to the conduct of its business and the ownership of its property and to environmental, safety and other similar standards or controls, unless the failure to so comply would not have a material adverse effect on the business or condition, financial or otherwise, of the COMPANY.

8. Investment Covenant. By accepting the Shares, the HOLDER thereof represents, warrants and covenants that it is an accredited investor as defined under Regulation D of the Act or an accredited person within the meaning of Rule 242 of the Act, and is acquiring this investment for its own account and not with the view to resale or distribution thereof, except in accordance with applicable, federal and state securities laws.

9. Disputes. This Agreement will be interpreted in accordance with New York Law, including all manners of construction, validity, performance and enforcement, without giving effect to any principle of conflict of laws.

l0.   Attorney's Fees. If any arbitration, litigation, action, suit or other proceeding is instituted to remedy, prevent or obtain relief from a breach of this Agreement, or pertaining to a declaration of rights under this Agreement, the prevailing party will recover all such party's reasonable attorney's fees incurred in each and every such action, suit or other proceedings, including any and all appeals or petitions therefrom. As used in this Agreement, reasonable attorney's fees will be deemed to be the full and actual costs of any legal services actually performed in connection with the matters involved, including those related to any appeal or the enforcement of any judgment, calculated on the basis of the usual fee charged by attorneys performing such services.

11. Notices. Any notice to be given hereunder shall be given (except as otherwise expressly set forth herein) by registered or certified mail postage prepaid, by cable, telex or facsimile, or may be delivered by hand or by messenger and shall be deemed to have been received as follows: if given by registered or certified mail, five business days after posting; if given by cable, two business days after dispatch; if given by telex or facsimile, one business day after dispatch; and if delivered by hand or by messenger and receipted by, or on behalf of the PARTY to whom the notice is directed, at the time of such delivery. Any notice shall be sent to the address set forth below, or to such other address as the relevant PARTY may notice to the other.

If to COMPANY:

     Igor Dmitrowsky
     President Baltia Air Lines, Inc.
     63-25 Sauders Street
     Rego Park, New York 11374

If to HOLDER:

     __________________________

     ___________________________

     ___________________________

     ___________________________

12. Counterparts. This Agreement may be executed in counterparts, each of which shall be an original but all of which shall be constituted one and the same instrument.

13. Interpretation.   The language in all parts of this Agreement shall
be in all cases construed simply according to its fair meaning and not strictly for or against any party. Whenever the content requires, all words used in the singular shall be construed to have been used in the plural and vice versa and each gender will include any other gender. The captions of the sections of this Agreement are for convenience only and shall not affect the construction or interpretation of any provisions herein.

14. Miscellaneous. The recital and all exhibits, attachments or other documents, referenced in this Agreement are fully incorporated into this Agreement by reference. Unless expressly set forth otherwise herein, all references herein to a "day","month" or "year" will be deemed to be a reference to a calendar day, month, or year as the case may be. Unless expressly set forth otherwise herein, all cross-references herein will refer to provisions within this Agreement and will not be deemed to be references to the overall transaction or to any other agreement or documents.

15. Modifications, Amendments, and Waivers. No, provision of this Agreement, or the documents referred to herein, may be altered, amended, canceled, revoked or otherwise modified, and no addition to this Agreement may be made unless in writing signed by each of the PARTIES. There can be no waiver with respect to this Agreement of any provision of this Agreement by any PARTY without consent of the other PARTY, nor will it be deemed to be a waiver of the right of any of party to enforce strict compliance with the provisions hereof.

16. Severability. Each provision of this Agreement is intended to be severable and if any term or provision herein is determined invalid or unenforceable for any reason, such illegality or invalidity will not affect the validity of the remainder of this Agreement; and whenever possible, intent will be given to the invalid or unenforceable provision.

17. Merger. The terms of this Agreement are the final expression of the PARTIES' agreement with respect to this transaction and may not be contradicted by evidence of any prior agreement or contemporaneous oral agreement, and this Agreement constitutes the complete and exclusive statement of its terms and no extrinsic evidence whatsoever may be introduced in any judicial or arbitration proceeding, if any, involving this Agreement.

IN WITNESS WHEREOF, this Agreement is entered into by the PARTIES as of the date set forth above.

BALTIA AIR LINES, INC.


By:_______________________
     IGOR DMITROWSKY, President


HOLDER

     ________________________

     ________________________

     ________________________

     ________________________